SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2003

NOVATEL WIRELESS, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE (State or other jurisdiction or incorporation or organization)	COMMISSION FILE: 0-31659	86-0824673 (I.R.S. Employer Identification No.)

9255 Towne Centre Drive, Suite 225
San Diego, CA 92121
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 320-8800

ITEM 5. Other Events
ITEM 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 5. OTHER EVENTS

Novatel Wireless Inc. announced that it received Shareholder approval for its $6.7 million financing in a press release dated May 7, 2003. The press release is attached as Exhibit 99.1 to this filing.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NO.	DESCRIPTION

99.1	Press Release of the Registrant, dated May 7, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Novatel Wireless, Inc.

Date: May 9, 2003	By: /s/ Melvin L. Flowers

Melvin L. Flowers Senior Vice President, Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release of the Registrant, dated May 7, 2003.